UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 20, 2016

ATHERSYS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33876	20-4864095
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3201 Carnegie Avenue, Cleveland, Ohio		44115-2634
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:(216) 431-9900

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 20, 2016, at the Annual Meeting of the Stockholders (the “Annual Meeting”) of Athersys, Inc. (the “Company”), the stockholders of the Company, upon the recommendation of the Company’s Board of Directors (the “Board”), approved the Athersys, Inc. Amended and Restated 2007 Long-Term Incentive Plan (the “Plan”). The Plan became effective upon such stockholder approval.

The Plan amends and restates in its entirety the Athersys, Inc. Amended and Restated 2007 Long-Term Incentive Plan (Amended and Restated Effective June 18, 2013). The Plan, among other things, increases the number of shares available for awards by 10,000,000 shares to a total of 20,035,000 shares. In addition, the Plan places a limit on the number of awards that non-employee directors may receive in a calendar year, clarifies that awards may be accelerated in certain circumstances, makes the compensation committee the administrator of the Plan, clarifies the management objectives that may be set under the Plan, allows the “fair market value pricing method” with respect to awards under the Plan, allows for awards to be exercised on a “net exercise” basis, clarifies that option and rights awards may not be granted with dividend equivalent rights and gives the compensation committee the power to adjust or rescind awards in certain circumstances. The Plan will expire by its terms on June 20, 2026.

The description of the Plan is not complete and is qualified in its entirety by reference to the full text of the Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Set forth below are the voting results for each of the matters submitted to a vote of the Company’s stockholders at the Annual Meeting.

Proposal One - Election of Directors.

All nominees for election to the Company’s Board of Directors named in the Company’s proxy statement filed with the Securities and Exchange Commission on April 25, 2016 were elected, each to a one-year term, with the following vote:

	Shares Voted For	Shares Withheld	Broker Non-Votes
Gil Van Bokkelen	20,062,379	972,513	47,205,088
John J. Harrington	20,878,485	156,407	47,205,088
Jordan S. Davis	19,840,684	1,194,208	47,205,088
Lee E. Babiss	20,806,754	228,138	47,205,088
Ismail Kola	20,801,986	232,906	47,205,088
Lorin J. Randall	19,928,739	1,106,153	47,205,088
Jack L. Wyszomierski	20,803,686	231,206	47,205,088

Proposal Two—Ratification of the Appointment of the Company’s Independent Auditors.

The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016 with the following vote:

For	Against	Abstain
67,815,841	295,432	128,707

Proposal Three –Approval of the Athersys, Inc. Amended and Restated Long-Term Incentive Plan.

The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers with the following vote:

For	Against	Abstain	Broker Non-Votes
18,834,819	1,830,298	369,775	47,205,088

Proposal Four –Advisory Vote on Named Executive Officer Compensation.

The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers with the following vote:

For	Against	Abstain	Broker Non-Votes
18,859,583	1,787,421	387,888	47,205,088

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Exhibit Description
10.1	Athersys, Inc. Amended and Restated 2007 Long-Term Incentive Plan (incorporated herein by reference to exhibit 4.1 to the Company’s Registration Statement on Form S-8 (Registration No. 333-212119) filed with the Securities and Exchange Commission on June 20, 2016).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATHERSYS, INC.

By:	/s/ Laura K. Campbell
Laura K. Campbell Senior Vice President of Finance

Date: June 21, 2016

EXHIBIT INDEX

Exhibit No.	Exhibit Description
10.1	Athersys, Inc. Amended and Restated 2007 Long-Term Incentive Plan (incorporated herein by reference to exhibit 4.1 to the Company’s Registration Statement on Form S-8 (Registration No. 333-212119) filed with the Securities and Exchange Commission on June 20, 2016).